UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 29, 2002

CNET NETWORKS, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State of Other Jurisdiction of Incorporation)

0-20939	13-3696170
(Commission File Number)	(IRS Employer Identification Number)

235 Second Street
San Francisco, CA    94105

(Address of principal executive offices including zip code)

(415) 344-2000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

ITEM 5. OTHER ITEMS.

On January 29, 2002, CNET Networks announced its financial results for the quarter ended December 31, 2001. The financial statements set forth on Exhibit 99.1 are filed herewith and are hereby incorporated by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits.

The exhibit listed below and in the accompanying Exhibit Index is filed as part of this Current Report on Form 8-K and includes the following financial statements: Pro Forma Consolidated Statements of Operations for December 31, 2001; Consolidated Statements of Operations for December 31, 2001; Consolidated Balance Sheets for December 31, 2001.

Exhibit Number	Title
99.1	CNET Networks, Inc. Press Release dated January 29, 2002

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 6, 2002

CNET NETWORKS, INC.

By:	/s/ DOUGLAS WOODRUM

Name: Douglas Woodrum
Title: Chief Financial Officer

EXHIBIT INDEX
Exhibit Number	Title
99.1	CNET Networks, Inc. Press Release dated January 29, 2002